UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska

68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

March 31, 2014

1-877-413-3228

www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2014

The six months ended March 31, 2014 comprise the last quarter of our second calendar year and the first quarter of our third calendar year. In Q4 2013 the Fund had a nice absolute return of 5.63%, but trailed behind the astronomical 10.51% return for the S&P500i during that quarter (see page 2 for complete annualized performance.). As long-term investors in a lumpy strategy, we do not read too much into our performance in any given quarter, but have confidence in the strategy and the returns we believe it can generate over time. As such, we were happy to outperform the S&P500 for our second consecutive calendar year with a 36.58% return, net of fees and expenses, versus 32.39% for the S&P500.

The first quarter of 2014 presented a very different start to the year than we experienced in 2012 and 2013. In both of those years, the S&P500 had strong first quarter returns up 12.59% in 2012 and 15.66% in 2013. 2014 started with a sluggish market with the S&P500 up only 1.81% in the first quarter. We were able to generate a 4.87% return during that quarter, net of fees and expenses, to give us a good start to our third calendar year. The Fund benefited from a pickup in merger and acquisition (“M&A”) activity and had two portfolio companies acquired during the first quarter. According to Dealogic, in the first quarter of 2014 M&A volume of $369 billion in the U.S. was the highest first-quarter total since 2007. As M&A is a positive catalyst for activism, we believe a vibrant M&A market only helps the fund.

As we have said before, activism has historically been a very profitable strategy and as a result more and more capital is being allocated to it and more and more activists are popping up. As of March 31, we have been operating the Fund for 27 months and have been exclusively devoted to activism through our institutional research service for eight years. We do not manage any other funds other than the 13D Activist Fund, as this is the area we have developed an extensive amount of knowledge in over the past eight years. As we continue to operate the fund and our research business, we continue to participate in the changing landscape of activism and develop more relationships within the activist community. We believe that a deep and long-term knowledge of activism is essential to managing a successful mutual fund that invests in activist situations and as our experience becomes more extensive, we believe our ability to successfully manage the fund grows. We hope that this will be evident in our returns.

As of March 31, 2014, our return from inception (December 28, 2011) has been 27.71%, net of fees and expenses, versus 22.24% for the S&P500. According to Morningstar, a $10,000 investment made in the Fund at inception would have grown to $17,369.01 as of March 31, 2014 versus $15,543.13 for a $10,000 investment in the S&P500. We are very pleased that we were able to deliver for you during our first 27 months of operations. We hope to continue to bring to our investors over this fiscal year and beyond the outsized returns that we believe an activist strategy offers.

______________________

i The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

CN 13D 126 Exp 12/31/15

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the period ending March 31, 2014, compared to its benchmark:

Annualized Average Returns:	Six Months	One Year	Inception** - March 31, 2014	Inception*** - March 31, 2014
13D Activist Fund - Class A	10.69%	23.55%	27.37%	N/A
13D Activist Fund - Class A w/ load	4.34%	16.42%	24.08%	N/A
13D Activist Fund - Class I	10.77%	23.84%	27.71%	N/A
13D Activist Fund - Class C	10.19%	22.68%	N/A	31.33%
S&P 500 Total Return Index ****	12.51%	21.86%	22.24%	25.79%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized. The Fund's total annual operating expenses are 1.75%, 2.50% and 1.50% for Class A, C and I shares, respectively, per the January 28, 2014 Prospectus. Class A Shares are subject to a maximum sales charge of 5.75% on purchases.  This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing.  For performance information current to the most recent month-end, please call 1-877-413-3228.

** Inception date for Class A and Class I shares is December 28, 2011.
*** Inception for Class C shares date is December 11, 2012.

**** The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2014 (unaudited)

Top Holdings By Industry	% of Net Assets
Oil & Gas	10.8%
Retail	10.5%
Real Estate	8.1%
Telecommunications	6.6%
Software	6.2%
Auto Parts & Equipment	5.4%
Pharmaceuticals	5.3%
Computers	5.2%
Aerospace/Defense	5.0%
Chemicals	4.9%
Other, Cash & Cash Equivalents	32.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

	13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
	March 31, 2014
Shares		Value
	COMMON STOCK - 93.0%
	AEROSPACE/DEFENSE - 5.0%
52,939	Esterline Technologies Corp. *	$ 5,640,121
78,471	Rockwell Collins, Inc.	6,251,785
		11,891,906
	AUTO PARTS & EQUIPMENT - 5.4%
145,167	Allison Transmission Holdings, Inc.	4,346,300
99,582	Lear Corp.	8,337,005
		12,683,305
	CHEMICALS - 4.9%
42,418	Air Products & Chemicals, Inc.	5,049,439
66,369	Ashland, Inc.	6,602,388
		11,651,827
	COMMERCIAL SERVICES - 1.4%
74,649	Sotheby's	3,250,964

	COMPUTERS - 5.2%
95,307	CACI International, Inc. - Class A *	7,033,657
240,848	Mentor Graphics Corp.	5,303,473
		12,337,130
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
297,522	Federal Home Loan Mortgage Corp. *	1,148,435
276,727	Federal National Mortgage Association *	1,079,235
		2,227,670
	ENGINEERING & CONSTRUCTION - 2.1%
105,083	URS Corp.	4,945,206

	ENVIRONMENTAL CONTROL - 2.2%
204,029	Progressive Waste Solutions Ltd.	5,163,974

	HEALTHCARE-PRODUCTS - 1.5%
163,821	Hologic, Inc. *	3,522,151

	INSURANCE - 1.8%
132,026	Fidelity National Financial, Inc.	4,150,897

	METAL FABRICATE/HARDWARE - 1.8%
72,685	Timken Co.	4,272,424

	OIL & GAS - 10.8%
279,371	Chesapeake Energy Corp.	7,157,485
200,044	QEP Resources, Inc.	5,889,295
349,416	Talisman Energy, Inc.	3,487,172
137,320	Unit Corp. *	8,977,982
		25,511,934

See accompanying notes to financial statements.

	13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
	March 31, 2014
Shares		Value
	OIL & GAS SERVICES - 3.0%
61,798	Dresser-Rand Group, Inc. *	$ 3,609,621
36,437	Oil States International, Inc. *	3,592,688
		7,202,309
	PHARMACEUTICALS - 5.3%
96,227	Valeant Pharmaceuticals International, Inc. *	12,685,605

	PIPELINES - 1.8%
102,646	Williams Companies, Inc.	4,165,375

	REAL ESTATE - 8.1%
223,979	CBRE Group, Inc. - Class A *	6,143,744
90,595	Howard Hughes Corp *	12,928,812
		19,072,556
	REITS - 2.5%
226,623	CommonWealth REIT	5,960,185

	RETAIL - 10.5%
338,466	Chico's FAS, Inc.	5,425,610
90,026	Cracker Barrel Old Country Store, Inc.	8,754,128
115,502	Darden Restaurants, Inc.	5,862,882
85,216	Family Dollar Stores, Inc.	4,943,380
		24,986,000
	SEMICONDUCTORS - 2.6%
261,339	Tessera Technologies, Inc.	6,175,441

	SOFTWARE - 6.2%
91,636	Adobe Systems, Inc. *	6,024,151
535,111	Compuware Corp.	5,618,665
185,494	Nuance Communications, Inc. *	3,184,932
		14,827,748
	TELECOMMUNICATIONS - 6.6%
151,550	Juniper Networks, Inc. *	3,903,928
109,610	Motorola Solutions, Inc.	7,046,827
149,038	tw telecom, Inc. - Class A *	4,658,928
		15,609,683
	TRANSPORTATION - 3.3%
52,461	Canadian Pacific Railway Ltd.	7,891,708

	TOTAL COMMON STOCK (Cost - $207,083,263)	220,185,998

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Shares		Value
SHORT-TERM INVESTMENTS - 9.0%
MONEY MARKET FUND - 9.0%
21,338,042	BlackRock Liquidity Funds - T-Fund, Institutional Shares, 0.01% ** (Cost - $21,338,042)	$ 21,338,042

	TOTAL INVESTMENTS - 102.0% (Cost - $228,421,305) (a)	$ 241,524,040
	OTHER ASSETS LESS LIABILITIES - NET - (2.0) %	(4,643,059)
	NET ASSETS - 100.0%	$ 236,880,981

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $228,661,133 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 16,335,647
	Unrealized Depreciation:	(3,472,740)
	Net Unrealized Appreciation:	$ 12,862,907

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014

ASSETS
Investment securities:
At cost	$ 228,421,305
At value	$ 241,524,040
Dividends and interest receivable	156,308
Receivable for Fund shares sold	2,122,173
Receivable for Advanced Commission	25,000
TOTAL ASSETS	243,827,521

LIABILITIES
Payable for investments purchased	6,510,850
Payable for Fund shares redeemed	108,062
Investment advisory fees payable	287,918
Distribution (12b-1) fees payable	39,710
TOTAL LIABILITIES	6,946,540
NET ASSETS	$ 236,880,981

Net Assets Consist Of:
Paid in capital	$ 215,529,890
Undistributed net investment income	35,723
Accumulated net realized gain on investments and foreign currency transactions	8,212,548
Net unrealized appreciation of investments	13,102,820
NET ASSETS	$ 236,880,981

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 141,308,723
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,682,306
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$ 16.28
Maximum offering price per share (maximum sales charge of 5.75%)	$ 17.27

Class C Shares:
Net Assets	$ 13,967,032
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	836,797
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a,c)	$ 16.69

Class I Shares:
Net Assets	$ 81,605,226
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,982,075
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a)	$ 16.38

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.
(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(c)	Purchases are subject to a 1.00% contingent deferred sales charge ("CDSC") of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Dividends (net of $15,549 foreign taxes withheld)	$ 1,362,204
Interest	1,118
TOTAL INVESTMENT INCOME	1,363,322

EXPENSES
Investment advisory fees	1,175,443
Distribution (12b-1) fees - Class A (Note 4)	119,255
Distribution (12b-1) fees - Class C (Note 4)	48,974
TOTAL EXPENSES	1,343,672
NET INVESTMENT INCOME	19,650

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	9,398,943
Foreign currency transactions	(815)
Forward foreign currency contracts	37
9,398,165
Net change in unrealized appreciation of:
Investments	6,093,155
Foreign currency translations	85
6,093,240

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,491,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 15,511,055

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2014	September 30, 2013 (1)
FROM OPERATIONS	(Unaudited)
Net investment income (loss)	$ 19,650	$ (226,642)
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	9,398,165	2,682,235
Net change in unrealized appreciation of investments and foreign currency	6,093,240	6,839,725
Net increase in net assets resulting from operations	15,511,055	9,295,318

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(2,259,239)	(60,379)
Class C	(240,667)	(1,222)
Class I	(1,101,468)	(159,796)
Net decrease in net assets from distributions to shareholders	(3,601,374)	(221,397)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	82,181,683	56,343,321
Class C	7,763,835	5,069,493
Class I	47,631,384	23,403,463
Reinvestment of distributions to shareholders:
Class A	2,116,081	59,298
Class C	228,465	1,164
Class I	753,090	143,537
Payments for shares redeemed:
Class A	(7,381,050)	(4,084,327)
Class C	(226,844)	-
Class I	(2,383,814)	(438,384)
Redemption fee proceeds:
Class A	4,983	2,569
Class C	512	206
Class I	2,667	2,365
Net increase in net assets from shares of beneficial interest	130,690,992	80,502,705

TOTAL INCREASE IN NET ASSETS	142,600,673	89,576,626

NET ASSETS
Beginning of Period	94,280,308	4,703,682
End of Period*	$ 236,880,981	$ 94,280,308
* Includes undistributed net investment income of:	$ 35,723	$ 16,073

(1) The 13D Activist Fund Class C commenced operations on December 11, 2012.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		For the Six Months	For the Year
		Ended	Ended
		March 31, 2014	September 30, 2013 (1)
		(Unaudited)
SHARE ACTIVITY
	Shares Sold:
	Class A	5,228,974	4,064,940
	Class C	481,769	354,086
	Class I	3,013,519	1,691,683
	Shares Reinvested:
	Class A	140,138	4,847
	Class C	14,721	75
	Class I	49,610	12,187
	Shares Redeemed:
	Class A	(481,914)	(286,786)
	Class C	(13,854)	-
	Class I	(149,148)	(31,775)
	Net increase in shares of beneficial interest outstanding	8,283,815	5,809,257

(1)	The 13D Activist Fund Class C commenced operations on December 11, 2012.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Period
	Ended		Ended	Ended
	March 31, 2014		September 30, 2013	September 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$ 15.11		$ 11.50	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.00	(3)	(0.10)	(0.08)
Net realized and unrealized gain
on investments	1.58		4.09	1.58
Total from investment operations	1.58		3.99	1.50

Paid-in-Capital from
redemption fees (2)(3)	0.00		0.00	0.00

Less distributions from:
Net realized gains	(0.41)		(0.38)	-

Net asset value, end of period	$ 16.28		$ 15.11	$ 11.50

Total return (4)	10.69%	(5)	35.65%	15.00%	(5,6)

Net assets, end of period (000s)	$ 141,309		$ 57,361	$ 139

Ratio of expenses to average net assets	1.75%	(7)	1.75%	1.75%	(7)

Ratio of net investment loss to average net assets	(0.02)%	(7)	(0.72)%	(0.95)%	(7)

Portfolio Turnover Rate	36%	(5)	73%	76%	(5)

(1)	The 13D Activist Fund's Class A commenced operations on December 28, 2011.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable sales load and redemption fees.
(5) Not annualized.
(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period-ended September 30, 2012, all of which was reimbursed by the Advisor.
(7) Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

	Class C
	For the Six Months	For the Period
	Ended	Ended
	March 31, 2014	September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$ 15.55	$ 12.02

Activity from investment operations:
Net investment loss (2)	(0.06)	(0.17)
Net realized and unrealized gain
on investments	1.61	3.70
Total from investment operations	1.55	3.53

Paid-in-Capital from
redemption fees (2)(3)	0.00	0.00

Less distributions from:
Net realized gains	(0.41)	0.00	(3)

Net asset value, end of period	$ 16.69	$ 15.55

Total return (4)(5)	10.19%	29.40%

Net assets, end of period (000s)	$ 13,967	$ 5,506

Ratio of expenses to average net assets (6)	2.50%	2.50%

Ratio of net investment loss to average net assets (6)	(0.77)%	(1.42)%

Portfolio Turnover Rate (5)	36%	73%

(1)	The 13D Activist Fund's Class C commenced operations on December 11, 2012.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable redemption fees.
(5) Not annualized.
(6) Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year	For the Period
	Ended		Ended	Ended
	March 31, 2014		September 30, 2013	September 30, 2012 (1)
	(Unaudited)

Net asset value, beginning of period	$ 15.19		$ 11.53	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.02		(0.07)	(0.06)
Net realized and unrealized gain
on investments	1.58		4.11	1.59
Total from investment operations	1.60		4.04	1.53

Paid-in-Capital from
redemption fees (2)(3)	0.00		0.00	0.00

Less distributions from:
Net realized gains	(0.41)		(0.38)	-

Net asset value, end of period	$ 16.38		$ 15.19	$ 11.53

Total return (4)	10.77%	(5)	36.00%	15.30%	(5,6)

Net assets, end of period (000s)	$ 81,605		$ 31,413	$ 4,564

Ratio of expenses to average net assets	1.50%	(7)	1.50%	1.50%	(7)

Ratio of net investment income (loss) to average net assets	0.25%	(7)	(0.51)%	(0.70)%	(7)

Portfolio Turnover Rate	36%	(5)	73%	76%	(5)

(1)	The 13D Activist Fund's Class I commenced operations on December 28, 2011.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable redemption fees.
(5) Not annualized.
(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period-ended September 30, 2012, all of which was reimbursed by the Advisor.
(7) Annualized.

See accompanying notes to financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2014

1.

ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund's investment objective is capital appreciation.  The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  The Fund’s Class A and Class I commenced operations on December 28, 2011: Class C commenced operations on December 11, 2012.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  There are no sales charges on reinvested distributions.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2014

of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of March 31, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$220,185,998	$-	$-	$220,185,998
Short-Term Investment	21,338,042	-	-	21,338,042
Total Investments	$241,524,040	$-	$-	$241,524,040
* Other financial instruments include futures, forwards and swap contracts.

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statement of Operations.  For the six months ended March 31, 2014, the Fund had net realized gains of $37 on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2014

within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2012 and 2013 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $170,372,549 and $52,462,286, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a)

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2014

interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets.  For the six months ended March 31, 2014 the Adviser earned advisory fees of $1,175,443.

The “Receivable for Advanced Commissions” line item shown in the Statement of Assets and Liabilities represents the amount due from the Adviser in connection with commissions retained by authorized broker-dealers on qualifying share purchases.

Effective November 1, 2013, the Fund changed distributors from Northern Lights Distributors, LLC to ALPS Distributors, Inc.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (each a “Plan”, together the “Plans").  Class I does not have a Plan.  The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares respectively.  Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the period October 1 through October 31, 2013, the Class A and Class C shares incurred distribution fees in the amount of $13,470 and $5,441, respectively, payable to Northern Lights, Distributors, LLC.  For the period November 1 through March 31, 2014, the Class A and Class C shares incurred distribution fees in the amount of $105,785 and $43,533, respectively, payable to ALPS Distributors, Inc.

Effective November 1, 2014, ALPS Distributors, Inc., (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the period October 1 through October 31, 2013, Northern Lights Distributors, LLC, an affiliate of GFS, acted as the distributor of the Fund and received $86,326 in underwriting commissions for sales of the Fund’s Class A shares.

Pursuant to a separate servicing agreement with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund   on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Adviser.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2014

Each Trustee who is not affiliated with the Trust or an advisor receives quarterly fees. For the six months ended March 31, 2014, the Trustees received fees in the amount of $5,705, paid by the Advisor.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended March 31, 2014, the Class A, Class C and Class I assessed $4,983, $512, and $2,667 in redemption fees, respectively.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	September 30, 2013	September 30, 2012
Ordinary Income	$ 220,758	$ -
Long-Term Capital Gain	639	-
	$ 221,397	$ -

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$ 2,271,252	$ 400,406	$ 6,769,752	$ 9,441,410

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gain, and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts and return of capital from securities.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gain/(loss) and net operating loss, adjustments for real estate investment trusts and return of capital from securities, resulted in reclassification for the year ended September 30, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains
$ -	$ 242,715	$ (242,715)

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2014

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period 10/1/13 – 3/31/14*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$ 1,106.90	$ 9.19	1.75%
Class C	$1,000.00	$ 1,101.90	$ 13.10	2.50%
Class I	$1,000.00	$ 1,107.70	$ 7.88	1.50%
Hypothetical (5% return before expenses)	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period 10/1/13 – 3/31/14*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$ 1,016.21	$ 8.80	1.75%
Class C	$1,000.00	$ 1,012.47	$ 12.54	2.50%
Class I	$1,000.00	$ 1,017.45	$ 7.54	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Approval of Advisory Agreement –13D Activist Fund *

In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC  (“13D Management”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees discussed that 13D Management was established on the heels of a subscription based research firm, 13D Monitor, which reviews and analyzes over 2,000 13D filings and over 4,000 13D amendments each year, writing reports on the material filings.  The Board reviewed the portfolio manager’s background information and positively acknowledged that he founded both the research and advisory firms, writes a weekly column for Barrens called “The Activist Spotlight”, and regularly appears on CNBC and Bloomberg TV, demonstrating his experience and the respect he has within the financial industry.  In addition to conducting research and analysis, the Trustees considered that 13D Management also provides compliance services to the Fund.  Noted by the Board as a positive, the Trustees considered that 13D Management’s 7 plus years of experience has allowed it to become familiar with the investment philosophies, habits and styles of the activist investors.  While not all investment strategy risks can be eliminated, 13D Management acknowledged that it does not hedge and, as the Fund is a long only domestic equity strategy, it is subject to market risk.  The Trustees noted that 13D Management provides compliance monitoring with the Fund’s investment limitations by reviewing and confirming whether or not a position complies prior to trade execution.  The Board reviewed 13D Management’s broker-dealer selection process and was satisfied that 13D Management is receiving institutional level competitive commission rates for execution and clearing services.  The Trustees noted positively that there have been no material compliance or litigation issues reported that would have an adverse effect on 13D Management’s operation or service to the Fund.  The Board recognized that 13D Management’s strategy is unique, but noted it is satisfied with 13D Management’s expertise in this area and concluded 13D Management is likely to continue to provide high quality service to the Fund and its shareholders.

Performance.  The Trustees noted the Fund significantly outperformed its peer group over the last one year period (36.00% vs. 6.46%) and since inception (29.14% vs. 5.57%).  They further noted that the Fund outperformed the Morningstar Mid-Cap Blend Morningstar category average (22.59% and 27.39%) and the S&P 500 Total Return Index (20.69% and 19.30%) for the one year and since inception periods, respectively.  The Trustees considered the Fund’s high correlation to the S&P 500 Total Return Index, and agreed that 13D Management’s excess returns reflect strong portfolio management.  They considered, however, that unlike many of the funds in its peer group, the Fund is not an event driven strategy, so to the extent the market continues to go up and the incidence of 13D filings decreases or remains static, the strategy may not perform as well.  They noted the Fund’s upside/downside capture ratio shows that 13D Management captures over 115% of upside but only 53% of the downside which, they agreed, is a significant contributor to performance.  The Trustees concluded that the Fund’s performance was strong.

Fees and Expenses.  The Trustees noted 13D Management charges an advisory fee of 1.50% for services provided to the Fund.  They compared the advisory fee, relative to benchmarks, and noted that it is higher than the peer group average (1.14%) and the Morningstar category average (0.69%).  They considered, however, that

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

the advisory fee is a unitary fee and only a portion of that fee, currently approximately 1.00%, is attributable to advisory services and the remainder is allocated to administrative, fund accounting, transfer agency, and other related operational expenses.  They agreed that it is difficult to make an “apples-to-apples” comparison of the Fund’s unitary fee to its benchmarks, but agreed that the portion of the fee attributable to advisory expenses is reasonable in light of the comparable fees and high quality services provided by 13D Management.

Economies of Scale.   The Trustees considered whether economies of scale had been realized in connection with 13D Management’s management of the Fund.  They noted that based on the Fund’s current asset size and profit level the absence of breakpoints was acceptable at this time.  They considered that a representative of 13D Management had suggested that breakpoints would not be appropriate so long as the Fund continues to dramatically outperform its benchmark.  The Trustees discussed 13D Management’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continues to grow.  They noted that they had expressed to 13D Management that, as Fund assets grow, the Board expects 13D Management to cooperatively participate in discussions regarding breakpoints.

Profitability.  The Trustees reviewed the profitability analysis provided by 13D Management and noted 13D Management has realized a net loss in connection with its relationship with the Fund.  The Trustees discussed 13D Management’s financial viability and that a representative of 13D Management had confirmed its continuing viability as a going concern.  The Trustees noted that a portion of the expenses reflected on 13D Management’s profitability analysis were attributable to related party expenses; specifically, payments to 13D Research Monitor in connection with research services to the Fund.  After discussion, the Trustees agreed that excessive profitability was not a concern.

Conclusion.  Having requested and received such information from 13D Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended March 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER

13D Management LLC

250 West 57th Street, Suite 915

New York, NY 10107

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/5/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/5/14